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                         NOTICE OF GUARANTEED DELIVERY

                                      FOR

                        TENDER OF SHARES OF COMMON STOCK

                                       OF

                          SCHEIN PHARMACEUTICAL, INC.

                                       TO

                              WS ACQUISITION CORP.

                          A WHOLLY OWNED SUBSIDIARY OF

                          WATSON PHARMACEUTICALS, INC.
                   (Not to be used for signature guarantees)

     This Notice of Guaranteed Delivery, or one substantially in the form hereof, must be used to accept the Offer (as defined below) (i) if certificates ("Share Certificates") evidencing shares of common stock, par value $0.01 per share (the "Shares"), of Schein Pharmaceutical, Inc., a Delaware corporation (the "Company"), are not immediately available, (ii) if Share Certificates and all other required documents cannot be delivered to ChaseMellon Shareholder Services, L.L.C., as Depositary (the "Depositary"), on or prior to the Expiration Date (as defined in the Offer to Purchase, dated June 6, 2000 (the "Offer to Purchase")) or (iii) if the procedures for delivery of Shares by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand or mail or transmitted by telegram or facsimile transmission to the Depositary and must include a guarantee by an "Eligible Institution" (as defined in the Offer to Purchase). See Section 3 of the Offer to Purchase.

                        The Depositary for the Offer is:

                    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

           By Mail:                        By Hand:                 By Overnight Delivery:

   Reorganization Department       Reorganization Department       Reorganization Department
          PO Box 3301                    120 Broadway                 85 Challenger Road
  South Hackensack, NJ 07606              13th Floor                  Mail Stop -- Reorg
                                      New York, NY 10271
                                                                   Ridgefield Park, NJ 07660

             By Fax Transmission (for eligible institutions only):
                                 (201) 296-4293
                    For Fax Confirmation Only by Telephone:
                                 (201) 296-4860

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

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Ladies and Gentlemen:

     The undersigned hereby tenders to WS Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Watson Pharmaceuticals, Inc., a Nevada corporation, upon the terms and subject to the conditions set forth in the Offer to Purchase and the related Letter of Transmittal, receipt of each of which is hereby acknowledged, the number of Shares specified below pursuant to the guaranteed delivery procedures described in Section 3 of the Offer to Purchase.

Number of Shares: ------------------------------------         Name(s) of Record Holder(s):
Share Certificate Number(s) (if available):                    --------------------------------------------------------
--------------------------------------------------------       --------------------------------------------------------
--------------------------------------------------------       (PLEASE TYPE OR PRINT)
If Share(s) will be delivered by book-entry                    Address(es):
transfer, check this box.  [ ]                                 --------------------------------------------------------
                                                               --------------------------------------------------------
Account Number: -------------------------------------          (ZIP CODE)
                                                               Area Code and Telephone Number(s):
                                                               --------------------------------------------------------
                                                               --------------------------------------------------------
                                                               --------------------------------------------------------
                                                               Signature(s):
                                                               Dated: , 2000

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

                     THE GUARANTEE BELOW MUST BE COMPLETED

                                   GUARANTEE
                    (Not to be used for signature guarantee)
     The undersigned, a financial institution which is a member of the Securities Transfer Agents Medallion Program or an "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), hereby (a) represents that the tender of Shares effected hereby complies with Rule 14e-4 under the Exchange Act and (b) guarantees to deliver to the Depositary, at its address set forth above, Share Certificates evidencing the Shares tendered hereby, in proper form for transfer, or a timely confirmation of book-entry transfer of such Shares into the Depositary's account at The Depositary Trust Company, in each case with delivery of a Letter of Transmittal (or a manually signed facsimile thereof), properly completed and duly executed, with any required signature guarantees, or, in the case of a book-entry delivery, an Agent's Message (as defined in the Offer to Purchase), and any other required documents, all within three New York Stock Exchange, Inc. trading days of the date of execution of this Notice of Guaranteed Delivery.

--------------------------------------------------------       --------------------------------------------------------
Name of Firm                                                   Authorized Signature

--------------------------------------------------------       --------------------------------------------------------
Address                                                        (please print or type)

--------------------------------------------------------       --------------------------------------------------------
Zip Code
Area Code and
Telephone Number: -----------------------------------          Dated: ------------------------------------------ , 2000

NOTE: DO NOT SEND SHARE CERTIFICATES WITH THIS NOTICE OF GUARANTEED DELIVERY. SHARE CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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